                                                                   Exhibit 23(b)
                                                                   -------------



                              [ARTHUR ANDERSEN LLP]





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accounts, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 6, 1998 included or incorporated by reference in HBO & Company's Form 10-K for the year ended December 31, 1997.


/s/ Arthur Andersen LLP

Arthur Andersen LLP

Atlanta, Georgia
December 9, 1998





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